Exhibit 99.2

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION

13 September 2018

RECOMMENDED SHARE AND CASH OFFER

for

ARTILIUM PLC

by

PARETEUM CORPORATION

Pareteum Stockholder Meeting

On 7 June 2018, the boards of Artilium Plc (“Artilium”) and Pareteum Corporation (“Pareteum”) announced that they had reached agreement on the terms of a recommended share and cash offer pursuant to which Pareteum will acquire the entire issued and to be issued ordinary share capital of Artilium not already owned by Pareteum (the "Acquisition"), which will be effected by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 ("Scheme").

The board of Pareteum is pleased to announce that at the Pareteum stockholders meeting held today, Pareteum stockholders approved the resolution to issue shares of Pareteum common stock to holders of Artilium shares in the Acquisition, which approval was necessary to implement the Acquisition.

The Scheme is subject to two special meetings of Artilium shareholders: a court-ordered meeting and a general meeting, both of which are to be held at the offices of Addleshaw Goddard LLP, Milton Gate, 60 Chiswell Street, London EC1Y 4AG on 14 September 2018, as set out in the Scheme Document. The Court Meeting will start at 11.00 a.m. and the General Meeting will start at 11.15 a.m. (or as soon thereafter as the Court Meeting has been concluded or adjourned).

Capitalised terms in this announcement, unless otherwise defined, have the same meanings as set out in the Scheme Document.

Enquiries:

Pareteum
Denis McCarthy, SVP Corporate Development Alex Korff, Company Secretary Ted O’Donnell, Chief Financial Officer	Tel: +1 (212) 984-1096

Jefferies International Limited (Financial adviser to Pareteum)

(UK) Simon Brown (US) Timothy Roepke Jeffrey Snyder	Tel: +44 (0)20 7029 8000 Tel: +1 (212) 284 2300

Artilium

Jan-Paul Menke, Non-Executive Chairman Bart Weijermars, Chief Executive Officer Rupert Hutton, Chief Finance Officer	Tel: +32 (0) 5023 0300

finnCap Ltd (Financial adviser under Rule 3 of the Code, Nominated Adviser and broker to Artilium)

Jonny Franklin-Adams Henrik Persson Anthony Adams	Tel: +44 (0)20 7220 0500

Important notices

Jefferies International Limited ("Jefferies"), which is authorised and regulated by the Financial Conduct Authority (the "FCA") in the United Kingdom, is acting exclusively for Pareteum as financial adviser and no one else in connection with the Acquisition and other matters set out in this Announcement and will not be responsible to anyone other than Pareteum for providing the protections afforded to clients of Jefferies, or for providing advice in connection with the Acquisition, the content of this Announcement or any matter referred to herein.  Neither Jefferies nor any of its subsidiaries, affiliates or branches owes or accepts any duty, liability or responsibility whatsoever (whether direct, indirect, consequential, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Jefferies in connection with this Announcement, any statement contained herein or otherwise.

finnCap, which is authorised by and regulated by the FCA in the United Kingdom, is acting exclusively as financial adviser under Rule 3 of the Code, nominated adviser and broker to Artilium and no one else in connection with the Acquisition and other matters referred to in this Announcement and will not be responsible to anyone other than Artilium for providing the protections afforded to clients of finnCap, or for providing advice in connection with the Acquisition, the content of this Announcement or any matter referred to herein. Neither finnCap nor any of its subsidiaries or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct, indirect, consequential, whether in contract, in tort, under statute or otherwise) to any person who is not a client of finnCap in connection with this Announcement, any statement contained herein or otherwise.

Further information

This Announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise. The Acquisition will be made solely through the Scheme Document and the accompanying Forms of Proxy, which contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any approval, decision or other response to the Acquisition should be made only on the basis of the information in the Scheme Document. Artilium Shareholders are strongly advised to read the formal documentation in relation to the Acquisition.

This Announcement has been prepared for the purpose of complying with the laws of England and Wales, the AIM Rules and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

The statements contained in this Announcement are made as at the date of this Announcement, unless some other time is specified in relation to them, and service of this Announcement shall not give rise to any implication that there has been no change in the facts set forth in this Announcement since such date.

This Announcement does not constitute a prospectus or prospectus equivalent document.

Forward looking statements

This Announcement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations and projections about future events. Pareteum’s actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would,” “could,” “continue,” “likely” or the negative or plural of such words and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss Pareteum’s future expectations, contain projections of Pareteum’s future results of operations or of Pareteum’s financial position, business strategy, short-term and long-term business operations and objectives, financial needs and other “forward-looking” information. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: the risk that the acquisition is not completed on a timely basis or at all; the ability to integrate Artilium into Pareteum’s business successfully and the amount of time and expense spent and incurred in connection with the integration; the possibility that competing offers will be made; the risk that the economic benefits and other synergies that Pareteum’s management anticipates as a result of the acquisition are not fully realized or take longer to realize than expected; the risk that certain risks and liabilities associated with the acquisition have not been discovered; the risk that the approval of Artilium shareholders of the acquisition may not be obtained or that other conditions of the acquisition will not be satisfied; changes in global or local political, economic, business, competitive, market and regulatory forces; changes in exchange and interest rates; changes in tax and other laws or regulations; future business combinations or disposals; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers or suppliers) occurring prior to completion of the acquisition or if the acquisition is not completed at all; changes in the market price of shares of Pareteum or Artilium; and changes in the economic and financial conditions of the businesses of Pareteum or Artilium.

The foregoing does not represent an exhaustive list of risks. Additional factors are described in Pareteum’s public filings with the SEC, and other factors are described in Pareteum’s proxy statement for its 2018 annual meeting of stockholders, which was filed with the U.S. Securities and Exchange commission on August 3, 2018. Moreover, Pareteum operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Pareteum’s management to predict all risks, nor can Pareteum assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Pareteum may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Announcement may not occur and actual results could differ materially and adversely from those anticipated or implied in the information in this Announcement.

Any forward-looking statements in this Announcement are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements. All forward-looking statements included in this Announcement are based on information available to Pareteum management on the date of such information. Except to the extent required by applicable laws or rules, Pareteum undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Pareteum or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained throughout this Announcement.

No profit forecasts or estimates

No statement in this Announcement is intended as a profit forecast or estimate for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per ordinary share for Artilium or Pareteum for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Artilium or Pareteum.

Overseas shareholders

Unless otherwise determined by Artilium and Pareteum or required by the Takeover Code, and permitted by applicable law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Scheme by any such use, means, instrumentality or from within a jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of the Scheme Document and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving the Scheme Document and all other documents relating to the Acquisition (including custodians, nominees and trustees) must not mail or otherwise distribute or send them in, into or from jurisdictions where to do so would violate the laws in that jurisdiction.

It is the responsibility of each Overseas Holder to satisfy himself as to the full observance of the laws and regulatory requirements of the relevant jurisdiction in connection with the Acquisition, including obtaining any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

The Scheme Document and its accompanying documents have been prepared in connection with a proposal in relation to a scheme of arrangement pursuant to, and for the purpose of complying with, English law and the Takeover Code and the information disclosed may not be the same as that which would have been disclosed if these documents had been prepared in accordance with the laws of jurisdictions outside England and Wales.

The availability of New Pareteum Shares under the Acquisition to Artilium Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Further details are set out in paragraph 19 of Part 2 (Explanatory Statement) of the Scheme Document.

Notice to US investors

The New Pareteum Shares are expected to be issued in the United States in reliance upon the exemption from the registration requirements of the US Securities Act provided by section 3(a)(10) thereof.

For the purposes of qualifying for the exemptions from the registration requirements of the US Securities Act afforded by section 3(a)(10), Artilium will advise the Court through counsel that the Court's sanction of the Scheme will be relied upon by Pareteum as an approval of the Scheme following a hearing on the fairness of the terms and conditions of the Scheme to Artilium Shareholders at which hearing all such shareholders are entitled to appear in person or through counsel to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all Artilium Shareholders.

Scheme Shareholders (whether or not US persons) who are or will be affiliates (within the meaning of the US Securities Act) of Artilium or Pareteum prior to, or of Pareteum after, the Effective Date will be subject to certain restrictions on transfers of the New Pareteum Shares received pursuant to the Scheme. Otherwise, the New Pareteum Shares generally should not be treated as "restricted securities" within the meaning of Rule 144(a)(3) under the US Securities Act and persons who receive securities under the Scheme (other than affiliates) may resell them without restriction under the US Securities Act. For a description of these and certain further restrictions on offers, sales and transfers of the New Pareteum Shares and the distribution of the Scheme Document, and additional information applicable to US shareholders, see paragraph 19 of Part 2 (Explanatory Statement) of the Scheme Document.

The receipt of New Pareteum Shares pursuant to the Acquisition by a US Shareholder may be a taxable transaction for US federal income tax purposes and under applicable state and local, as well as foreign and other, tax laws. Each Artilium Shareholder is urged to consult his independent professional adviser immediately regarding the tax consequences of the Acquisition.

It may be difficult for US Shareholders to enforce their rights and claims arising out of the US federal securities laws, Artilium is located in countries other than the United States, and some or all of its officers and directors may be residents of countries other than the United States. US Shareholders may not be able to sue a non-US company or its officers or directors in a non-US court for violations of the US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court's judgment.

None of the securities referred to in the Scheme Document have been approved or disapproved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the adequacy or accuracy of the information contained in the Scheme Document. Any representation to the contrary is a criminal offence in the United States.

The financial information included in, or incorporated by reference into, the Scheme Document has been prepared in accordance with the International Financial Reporting Standards ("IFRS") as adopted by the European Union and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror, and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Takeover Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication on website

In accordance with Rule 26.1 of the Takeover Code, a copy of this announcement will be available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Artilium’s website at www.artilium.com/investors and on Pareteum's website at www.pareteum.com/investors by no later than 12 noon on the business day following this announcement. The contents of the websites referred to in this announcement are not incorporated into and do not form part of this announcement.